UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 15, 2014

SMTP, Inc.

 (Exact name of registrant as specified in its charter)

Delaware	001-36280	05-0502529
(State or other jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 Innovative Way, Suite 3330, Nashua, NH	03062
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: 877-705-9362

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

On August 15, 2014, SMTP, Inc. filed with the Securities and Exchange Commission a Current Report on Form 8-K (the “Original Form 8-K”) disclosing, among other things, that it had completed the previously announced acquisition of SharpSpring, LLC (“SharpSpring”).

This Current Report on Form 8-K/A amends and supplements the Original Form 8-K to provide the disclosures required by Item 9.01 of Form 8-K, which were not previously filed with the Original Form 8-K, including the required financial statements of SharpSpring and the required pro forma financial statements. Except as otherwise provided herein, the other disclosures made in the Original Form 8-K remain unchanged.

Item 9.01

Financial Statements and Exhibits

(a)  Financial statements of businesses acquired.

The audited balance sheet of SharpSpring, LLC as of December 31, 2013, and the related statements of operations, members’ equity (deficit), and cash flows for year then ended and the unaudited balance sheet of SharpSpring, LLC as of June 30, 2014, and the related statements of operations, members’ equity (deficit), and cash flows for the six months ended June 30, 2014 and 2013 are attached hereto as Exhibit 99.1 and incorporated herein by reference.

(b)  Pro forma financial information.

The unaudited pro forma financial statements and explanatory notes relating to SMTP, Inc.’s acquisition of SharpSpring, LLC are attached hereto as Exhibit 99.2 and incorporated herein by reference.

(d)  Exhibits.

Exhibit No.

Description

23.1

Consent of McConnell & Jones LLP.

99.1

Financial statements of businesses acquired.

99.2

Pro forma financial information.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SMTP, INC.

By:	/s/ Edward S. Lawton
Edward S. Lawton,
Chief Financial Officer

Dated: October 29, 2014